INCOME TAXES - Increase in income tax expenses and the decrease in net income per share amounts if tax holiday not available (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
INCOME TAXES
Increase in income tax expenses	¥ 41,869	¥ 72,396	¥ 58,327
Decrease in net income per share - basic	¥ 0.17	¥ 0.30	¥ 0.28
Decrease in net income per share - diluted	¥ 0.16	¥ 0.28	¥ 0.26